                                                                   Exhibit 99.10

04/99                                                                     Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:              $    2,604,843,793.93
Beginning of the Month Finance Charge Receivables:         $      122,723,791.84
Beginning of the Month Discounted Receivables:             $                0.00
Beginning of the Month Total Receivables:                  $    2,727,567,585.77


Removed Principal Receivables:                             $                0.00
Removed Finance Charge Receivables:                        $                0.00
Removed Total Receivables:                                 $                0.00


Additional Principal Receivables:                          $      300,008,585.07
Additional Finance Charge Receivables:                     $        1,190,029.67
Additional Total Receivables:                              $      301,198,614.74


Discounted Receivables Generated this Period:              $                0.00


End of the Month Principal Receivables:                    $    2,820,943,156.54
End of the Month Finance Charge Receivables:               $      123,756,668.17
End of the Month Discounted Receivables:                   $                0.00
End of the Month Total Receivables:                        $    2,944,699,824.71


Special Funding Account Balance                            $                0.00
Aggregate Invested Amount (all Master Trust II Series)     $    2,330,000,000.00
End of the Month Transferor Amount                         $      490,943,156.54
End of the Month Transferor Percentage                                    17.40%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                             RECEIVABLES

       30-59 Days Delinquent                               $       67,440,045.93
       60-89 Days Delinquent                               $       45,311,276.08
       90+ Days Delinquent                                 $       93,778,222.51
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04/99                                                                   Page 2

       Total 30+ Days Delinquent                           $   206,529,544.52
       Delinquent Percentage                                            7.01%

Defaulted Accounts During the Month                        $    22,526,871.40
Annualized Default Percentage                                          10.38%

Principal Collections                                          355,565,739.19
Principal Payment Rate                                                 13.65%

Total Payment Rate                                                     14.66%


INVESTED AMOUNTS

       Class A Initial Invested Amount                     $   407,160,000.00
       Class B Initial Invested Amount                     $    62,640,000.00
       Class C Initial Invested Amount                     $    52,200,000.00

INITIAL INVESTED AMOUNT                                    $   522,000,000.00

       Class A Invested Amount                             $   468,000,000.00
       Class B Invested Amount                             $    72,000,000.00
       Class C Invested Amount                             $    60,000,000.00

INVESTED AMOUNT                                            $   600,000,000.00

       Class A Adjusted Invested Amount                    $   468,000,000.00
       Class B Adjusted Invested Amount                    $    72,000,000.00
       Class C Adjusted Invested Amount                    $    60,000,000.00

ADJUSTED INVESTED AMOUNT                                   $   600,000,000.00

PREFUNDED AMOUNT                                           $             0.00

FLOATING ALLOCATION PERCENTAGE                                         22.97%
PRINCIPAL ALLOCATION PERCENTAGE                                        22.97%

       Class A Principal Allocation Percentage                         78.00%
       Class B Principal Allocation Percentage                         12.00%
       Class C Principal Allocation Percentage                         10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                      81,560,742.22
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04/99                                                                   Page 3


COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                        10,132,598.85

MONTHLY SERVICING FEE                                       $      1,000,000.00

INVESTOR DEFAULT AMOUNT                                     $      5,174,422.36


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                   78.00%

       Class A Finance Charge Collections                   $      8,488,427.09
       Other Amounts                                        $              0.00

TOTAL CLASS A AVAILABLE FUNDS                               $      8,488,427.09


       Class A Monthly Interest                             $      2,111,720.00
       Class A Servicing Fee                                $        780,000.00
       Class A Investor Default Amount                      $      4,036,049.44

TOTAL CLASS A EXCESS SPREAD                                 $      1,560,657.65


CLASS A REQUIRED AMOUNT                                     $              0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE                                   12.00%

       Class B Finance Charge Collections                   $      1,305,911.88
       Other Amounts                                        $              0.00

TOTAL CLASS B AVAILABLE FUNDS                               $      1,305,911.88

       Class B Monthly Interest                             $        340,880.00
       Class B Servicing Fee                                $        120,000.00

TOTAL CLASS B EXCESS SPREAD                                 $        845,031.88
CLASS B INVESTOR DEFAULT AMOUNT                                      620,930.68
CLASS B REQUIRED AMOUNT                                              620,930.68
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04/99                                                                     Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                10.00%

CLASS C MONTHLY SERVICING FEE                                     100,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $    3,393,949.41


       Excess Spread Applied to Class A Required Amount    $            0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                         $            0.00

       Excess Spread Applied to Class B
       Required Amount                                     $      620,930.68

       Excess Spread Applied to Reductions of              $            0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount    $      833,508.91

       Excess Spread Applied to Reductions of
       Class C Invested Amount                             $            0.00

       Excess Spread Applied to Monthly Cash               $      125,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $            0.00
       Account

       Excess Spread Applied to Spread Account             $            0.00

       Excess Spread Applied to Reserve Account            $            0.00

       Excess Spread Applied to other amounts owed to      $            0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders            $            0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $    1,814,509.82
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04/99                                                                     Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $   4,819,492.83


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $           0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                              $           0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                         $           0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                              $           0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                $           0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                              $           0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                $           0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                          $           0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor         $           0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Int
       Holders                                              $           0.00
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04/99                                                                    Page 6

YIELD AND BASE RATE --

       Base Rate (Current Month)                                          7.19%
       Base Rate (Prior Month)                                            7.20%
       Base Rate (Two Months Ago)                                         7.20%

THREE MONTH AVERAGE BASE RATE                                             7.20%

       Portfolio Yield (Current Month)                                   11.42%
       Portfolio Yield (Prior Month)                                     14.43%
       Portfolio Yield (Two Months Ago)                                  11.87%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.57%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                    $  81,560,742.22

REALLOCATED PRINCIPAL COLLECTIONS

             Allocable to Class C Interests                    $           0.00

             Allocable to Class B Certificates                 $           0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER              $           0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                          $           0.00
       Deficit Controlled Accumulation Amount                  $           0.00

CONTROLLED DEPOSIT AMOUNT                                      $           0.00


CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                          $           0.00
       Deficit Controlled Accumulation Amount                  $           0.00

CONTROLLED DEPOSIT AMOUNT                                      $           0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL            $  81,560,742.22
SHARING
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04/99                                                                   Page 7

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00

CLASS C INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                     $              0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                     $              0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                     $     18,000,000.00
       Available Cash Collateral Amount                    $     18,000,000.00



TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                             First USA Bank, NA
                                             as Servicer


                                             By:  /s/ Tracie H. Klein
                                                  __________________________
                                                     Tracie H. Klein
                                                     First Vice President